  Exhibit 99.1

ENDRA Life Sciences Completes Private Placement of $1.1 Million of Convertible Secured Notes and Warrants

ENDRA Executive Management Participates to Strengthen the Company’s Financial Position Ahead of Key Milestones

ANN ARBOR, Michigan – July 2, 2018 - ENDRA Life Sciences Inc. (“ENDRA”) (NASDAQ: NDRA), a developer of enhanced ultrasound technologies, has closed a private placement of convertible secured notes and warrants for aggregate gross proceeds of approximately $1.1 million with various accredited investors, including ENDRA Life Sciences’ executive officers. ENDRA intends to use these proceeds for working capital and general corporate purposes.

“In advance of key milestones including the commencement of human studies, CE Mark and the commercial launch of our TAEUS liver product, we wanted to strengthen our balance sheet and extend our operational runway,” said ENDRA's Chief Executive Officer, Francois Michelon. “We remain confident with our projected timeline and this is fortified by the participation of our entire management team in today’s financing.”

National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ: NHLD), acted as the exclusive placement agent.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws as of the time of issuance and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements.

Further details regarding this private placement can be found in ENDRA Life Sciences’ Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2018.

About ENDRA Life Sciences Inc.
ENDRA Life Sciences Inc. ("ENDRA") (NASDAQ: NDRA) is a developer of enhanced ultrasound technologies. ENDRA's Photo-Acoustic Nexus-128 system is currently used by leading global medical researchers to screen and modify disease models with high image quality and volume scanning speed. ENDRA is developing a next generation Thermo-Acoustic Enhanced UltraSound (TAEUS™) system to enable clinicians to visualize human tissue composition, function and temperature in ways previously possible only with CT & MRI - at a fraction of the cost, and at the point-of-care. ENDRA's first TAEUS application will focus on the quantification of fat in the liver, for early detection and monitoring of Non-Alcoholic Fatty Liver Disease, which affects over 1 billion people globally, representing an estimated $13 billion global ultrasound market opportunity. ENDRA's goal is to bring new capabilities to ultrasound - thereby broadening access to better healthcare. For more information, please visit www.endrainc.com.

Forward-Looking Statements
All statements in this release that are not based on historical fact are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate," or other comparable terms. Examples of forward-looking statements include, among others, statements we make regarding expectations for revenues, cash flows and financial performance, the anticipated results of our development efforts and the timing for receipt of required regulatory approvals and product launches. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including, among others, the following: our ability to develop a commercially feasible technology; receipt of necessary regulatory approvals; our ability to find and maintain development partners; market acceptance of our technology; the amount and nature of competition in our industry; our ability to protect our intellectual property; and the other risks and uncertainties described in ENDRA's filings with the Securities and Exchange Commission. The forward-looking statements made in this release speak only as of the date of this release, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Company Contact:
David Wells
Chief Financial Officer
(734) 997-0464
investors@endrainc.com
www.endrainc.com

Media & Investor Relations Contact:
MZ North America
Chris Tyson
Managing Director
(949) 491-8235
NDRA@mzgroup.us
www.mzgroup.us